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JEFF MILNE                                                          EXHIBIT 10.8

                                    MIGRATEC

                          Strategic Product Assessment

                            Performed By Jeff Milne
                   Practice Manager for Business Intelligence

                                 April 6, 1998


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                              ASSESSMENT TECHNIQUE

    o  4 Days of interviews with:
    o  Curtis Overstreet - CEO
    o  Joe Meredith - VP Sales/Marketing
    o  Sheldon Travis - VP R&D
    o  Rick Johnson - COO
    o  Scott Segell - Migration Product Manager
    o  Bob Perkins - Development and Delivery Manager
    o  Bill Fahle - Parser Systems Engineer
    o  Engaged 2 D&T resources to research competition & market factors
    o  Met with senior D&T technical resources


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                         CURRENT TECHNOLOGY ASSESSMENT
                       MIGRATEC FUTURE MIGRATION PRODUCT

    o  Works well for procedural C applications
    o  Has extensible parser through grammar spec file
    o  Has extensible API mapping tables
    o  Has forward and backward propagation abilities
    o  Collects some metrics (McCabe, keyword count, etc.)
    o Has some classification of API at functional level (called "Skillset" on interface)
    o Can predict "defect density" of application (some customer related - memory management, etc.)


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                                ASSESSMENT GOALS

    o  Review Business Plans for Migration Product and Year 2000 Product
    o Review Current Technology Architecture for Migration Product and Year 2000 Product
    o  Review Future Technology Architecture for Migration Product
    o  Document Market Factors
    o  Document technical issues with current products
    o  Document technology recommendations for next generation products


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                         CURRENT TECHNOLOGY ASSESSMENT
                                 MIGRATEC 2000

    o  Works well on desktop C applications
    o  Has clean, functional interface
    o  Flexible, robust, and performs quickly
    o  Provides input into a project plan
    o  Lacks team approach for source code management (version control)
    o  Does not map data by address space - may miss some date transformations
    o  Does not parse embedded SQL code and can miss date functions
    o Does not address regression testing of remediated application which is a (or the) major part of the overall effort
    o  Adding C++ will require parser extensions (probably not a re-write)
    o  Adding Visual Basic won't address 3rd party components (no source)


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                         CURRENT TECHNOLOGY ASSESSMENT
                       MIGRATEC FUTURE MIGRATION PRODUCT

    o  Works primarily for changing/re-mapping APIs
    o Adding C++ to parser will require extensions (templates - context dependencies)
    o  Does not map data by address space - may miss some data transformations
    o  Does not parse embedded SQL code - may miss some data transformations
    o Need to parse resource files (RC & DLG) to capture navigation and application context
    o  Parsing Visual Basic won't address 3rd party components (no source)
    o  Lacks team approach for source code management (version control)
    o Does not address regression test of migrated application which is a major part of the overall effort
    o  Needs generic "environment parameter" input ability


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Technology Leadership
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JEFF MILNE

                         CURRENT TECHNOLOGY ASSESSMENT
                       MIGRATEC FUTURE MIGRATION PRODUCT

    o  VB is current front-end and tightly coupled to analysis component
    o  Will require rework to enable browser access
    o  Have not proven translation of one language to another
    o  Do not have code generation from parse tree yet
    o  Migration of Smalltalk to JAVA may be obtainable
    o  Migration from C++ to JAVA/Smalltalk more challenging
    o  Migration from C to C++ or JAVA may be impractical
    o Doesn't address application partitioning - presentation, business logic communications, data access
    o Doesn't address object discovery and mapping - technical object, business object
    o  Multiple inheritance reconciliation between C++ & JAVA


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                           MARKET ANALYSIS - ENABLERS

    o Abstraction - business rules in a declarative form (statement of policy) associated back to the physical technology components which make them function
    o Application independence through indirection and abstraction (time, location and application independence)
    o  Inter-application communication with guaranteed semantic integrity
    o  Knowledge mining (data warehouse/farming)
    o  Application management for reuse
    o  System wide impact analysis
    o  Change management
    o  Model management


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                                 USER PROFILES

    o End user organizations (Texas Instruments, Frito Lay, Dr Pepper, Deutsche Bank/ITT Financial, etc.)
    o Hardware manufacturer/integrators who manage and support their products with proprietary software (Cabletron, DSC, Micros POS's, etc.)
    o Software vendors (Oracle, Microsoft, SAP, PeopleSoft, IBM, GreatPlains Software, Solomon, etc.)


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                      MARKET ANALYSIS - PROBLEM DEFINITION

    o  RAD tools proliferate complexity at a greater rate
    o An application is "Legacy" as soon as written - undocumented, unstructured, mods add complexity
    o  Business process improvements force code restructuring
    o  Integration of applications
    o  Greater emphasis on managing knowledge assets
    o Population/worker distribution requires ubiquitous access and application restructuring
    o  Vendors need multiplatform support - user interface and data access


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                                SELLABLE MARKET

    o  Total Available Market (TAM) and the Sellable Available Market (SAM)
    o  Each market opportunity is constrained by a combination of factors:
       o The source platform and the language used on that platform
       o The target platform and its language
       o The number & size of specific application(s) or programs which will be migrated
       o The type of application to be migrated (i.e. batch vs interactive)
       o The need and benefit of migration vs cost or automation level


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                               END USER PROFILE

    o  Standardizing on Windows client and Unix or NIT server
    o  Vendors responsible for operational systems (G/L, AP, etc.)
    o  Most custom applications are:
    o  Upwardly compatible (don't need migration)
    o  Written in COBOL, PL/I, IBM Assembly - or
    o  Written on a server in C with few API calls - or
    o  Were developed with a RAD tool which the vendor provides upgrade path
    o Many or most migration projects seek some business process improvements (not a straight port)
    o The value-added effort would be to restructure/optimize the app to take advantage of new features (i.e. multithreading)


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Technology Leadership
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JEFF MILNE

                             HARDWARE VENDOR PROFILE

    o  Created applications specific to their proprietary product
    o  Needed to perform quickly - so C and C++ popular
    o Either perform on their product (i.e. PalmPilot) or interface through a client
    o Probably Windows if through a client and will most likely be enhanced to take advantage of a new platform (16 - 32 bit)
    o  Migration and optimization would add value


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                                  COMPETITION

    o  Most Y2K competitors address COBOL or Fortran
    o  Most migration products address COBOL or Fortran to C
    o Some software vendors achieve multiplatform support through UI libraries like Visix
    o  Maintenance products have been adapted to address some migration efforts


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                                 OPPORTUNITIES

    o  Y2K problem for additional desktop languages
    o  European Monetary Union and EU currency
    o  Embedded SQL to ODBC/JDBC
    o  Database stored procedure migration
    o  Regression test support
    o  Application migration to new platform (16 to 32 to 64 bit)
    o  Application optimization (expert system)
    o  Data warehouse support (semantic analysis)
    o  Language to language translation
    o  Application partitioning/restructuring/simplification
    o  Application understanding & maintenance
    o  Business rule mining/object mining
    o  Repository population (Unified Modeling Language)


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                            SOFTWARE VENDOR PROFILE

    o Need to support multiple platforms with minimal conversion and time-to-market
    o  Need platform independence (user interface, communications, data access)
    o  Many have own scripting language and API
    o  Smaller vendors less likely to have logically partitioned Applications


    DELOITTE & TOUCHE CONSULTING
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                                COMPANY ASSETS

    o  Depth of platform knowledge
    o Migration methodology knowledgebase (processes, project experience, project metrics)
    o  Language knowledge
    o  Tools to facilitate migration


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                                RISKS & REWARDS

    o  Risks - technical & business
    o  Rewards - short term and long term


    DELOITTE & TOUCHE CONSULTING
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Technology Leadership
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Jeff Milne


                                FOLLOW-UP ITEMS

    o  Call Dataquest for additional platform and language market numbers
    o  Is Visual Basic self upgrading
    o  Provide industry analyst list and documentation from research
    o  Follow-up on Smalltalk market and technical issues

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Technology Leadership
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